UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 21, 2006

                               BSD SOFTWARE, INC.
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             (Exact name of registrant as specified in its charter)

         Florida                        0-27075                  1-586472
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(State or other jurisdiction          (Commission             (IRS Employer
   of incorporation)                  File Number)         Identification No.)


5824 2nd Street S.W., Calgary, Alberta, Canada                         T2H 0H2
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(Address of principal executive offices)                             (Zip Code)

Registrant's telephone number, including area code      (403) 257-7090
                                                  ------------------------------

                                      N/A
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item No. 2.01 - Completion of Acquisition or Disposition of Assets

      On March 21, 2006, Registrant entered into Articles of Merger and a Plan of Merger with NeoMedia Telecom Services, Inc. ("NeoMedia Telecom") and NeoMedia Technologies, Inc. ("NeoMedia"), a copy of which is filed as Exhibit 2.1. The Articles of Merger were recorded with the Nevada Secretary of State on March 21, 2006 and the transaction was effective at that time.

      The transaction included the disposition of all of the assets of Registrant by merger of Registrant with and into NeoMedia Telecom. NeoMedia Telecom is a wholly owned subsidiary of NeoMedia. The consideration given in the transaction constitutes shares of common stock of NeoMedia in the amounts specified in the Plan of Merger.

Item No. 9.01 - Exhibit

      The following exhibit is attached hereto:

      Exhibit No.                Exhibit
      -----------                -------

      2.1                        Articles of Merger and Plan of Merger


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

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            BSD Software, Inc.
                                            (Registrant)


Date:   March 23, 2006                      By: /s/ Guy Fietz
                                                -------------------
                                                Guy Fietz
                                                President


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